Exhibit 99.2
SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED LOAN AGREEMENT
THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”), dated as of May 24, 2010, is made and entered into on the terms and conditions hereinafter set forth, by and between CUMBERLAND PHARMACEUTICALS, INC., a Tennessee corporation (the “Borrower”), and BANK OF AMERICA, N.A., a national banking association (the “Bank”).
RECITALS:
1. The Borrower and the Bank are parties to a Fourth Amended and Restated Loan Agreement dated as of July 22, 2009, as amended by a First Amendment to Fourth Amended and Restated Loan Agreement dated as of February 11, 2010 (as the same heretofore has been or hereafter may be further amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Bank has agreed to extend credit to the Borrower subject to and upon the terms and conditions set forth in the Loan Agreement.
2. The parties hereto desire to amend the Loan Agreement in certain respects as more particularly hereinafter set forth.
3. Capitalized terms used but not otherwise defined in this Amendment shall have the same meanings as in the Loan Agreement.
AGREEMENTS:
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:
1. Amendment of Section 8.4. Section 8.4 of the Loan Agreement is hereby amended by inserting “, paragraph (e) or paragraph (f)” immediately after “paragraph (d)” in the parenthetical in the definition of “Fixed Charge Coverage Ratio”.
2. Amendment of Section 8.8. Section 8.8 of the Loan Agreement is hereby amended by (i) deleting “and” at the end of paragraph (c), (ii) replacing the period at the end of paragraph (d) with a semicolon, (iii) replacing the period at the end of paragraph (e) with “; and” and (iv) adding the following new paragraph (f):
(f)	the Borrower may purchase, redeem or otherwise acquire shares of its capital stock for cash in an aggregate amount not to exceed $10,000,000; provided that
(i)	any such purchases, redemptions or other acquisitions of shares shall be made using only the Borrower’s cash on hand (other than proceeds of the Facility No. 1 Commitment), and
(ii)	such purchases, redemptions and other acquisitions of shares in each case shall be made only after delivery to the Bank of an officer’s certificate signed by the chief executive officer or chief financial officer of the Borrower that demonstrates and confirms that after giving effect thereto, Liquidity (as hereinabove defined) would exceed the aggregate Funded Debt (as hereinabove defined) of the Borrower and its Subsidiaries on a consolidated basis then outstanding.

3. Conditions to Effectiveness. This Amendment shall be effective only upon the satisfaction of the following conditions:
(a) the Borrower and the Bank shall have executed and delivered a counterpart of this Amendment;
(b) each of the representations and warranties of the Borrower contained in Section 4 shall be true and correct as of the date as of which all of the other conditions contained in this Section 3 shall have been satisfied; and
(c) the Bank shall have received such other documents, instruments, certificates, opinions and approvals as it reasonably may have requested.
4. Representations and Warranties of the Borrower. As an inducement to the Bank to enter into this Amendment, the Borrower hereby represents and warrants that on and as of the date hereof, and taking into account the provisions hereof, the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects, except for representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date.
5. Effect of Amendment; Continuing Effectiveness of Loan Agreement and Loan Documents.
(a) Neither this Amendment nor any other indulgences that may have been granted to the Borrower by the Bank shall constitute a course of dealing or otherwise obligate the Bank to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Loan Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.
(b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Loan Agreement and the other Loan Documents.
(c) Except to the extent amended or modified hereby, the Loan Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects and shall be construed in accordance with the modification of the Loan Agreement effected hereby.
6. Further Actions. Each of the parties to this Amendment agrees that at any time and from time to time upon written request of the other party, it will execute and deliver such further documents and do such further acts and things as such other party reasonably may request in order to effect the intents and purposes of this Amendment.
7. Counterparts. This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

8. Miscellaneous.
(a) This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.
(b) The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.
(c) All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, annexes or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, annexes and exhibits of or to this Amendment unless otherwise specified. The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of this Amendment.
(d) Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.
(e) When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) “include”, “includes” and “including” shall be deemed to be followed by “without limitation” regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive “or” shall include the conjunctive “and”.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.
[Remainder of Page Intentionally Left Blank;
Signature Pages Follow]

[Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement
(Cumberland Pharmaceuticals, Inc.) dated as of May 24, 2010]

BORROWER:

CUMBERLAND PHARMACEUTICALS, INC.

By:	/s/ David L. Lowrance

	Name:	David L. Lowrance

	Title:	CFO

CONSENTED TO AND APPROVED:
CUMBERLAND PHARMA SALES CORP.

By:	/s/ A.J. Kazimi

	Name:	A.J. Kazimi

	Title:	CEO

ACKNOWLEDGED:
CUMBERLAND EMERGING TECHNOLOGIES, INC.

By:	/s/ David L. Lowrance

	Name:	David L. Lowrance

	Title:	CFO

[Signature Page to Second Amendment to Fourth Amended and Restated Loan Agreement
(Cumberland Pharmaceuticals, Inc.) dated as of May 24, 2010]

BANK:

BANK OF AMERICA, N.A.

By:	/s/ Suzanne B. Smith

	Name:	Suzanne B. Smith
	Title:	Senior Vice President